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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (date of earliest event reported)          May 7, 1998
                                                --------------------------------

                           OXIS INTERNATIONAL, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         Delaware                      0-8092                   94-1620407
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(STATE OR OTHER JURISDICTION        (COMMISSION               (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)          IDENTIFICATION NUMBER)


6040 N. Cutter Circle, Suite 317  Portland, OR                  97217-3935
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


Registrant's telephone number, including area code.       (503) 283-3911
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                                    Total number of sequentially
                                                       numbered pages:
                                                                      ----------

                                                    Exhibit Index at page:  5
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ITEM 5.  OTHER EVENTS
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   (a) Between April 28, 1998 and May 7, 1998, OXIS International, Inc. (the
"Company" or "OXIS") entered into subscription agreements for a private placement of units consisting of one share of common stock (the "Common Shares"), plus one warrant to purchase a share of common stock. The Common Shares were priced at the closing price of OXIS common stock the day prior to the signing of the subscription agreements. The warrants issued in connection with the sale of the Common Shares have an exercise price equal to 120% of the price of the Common Shares. The investors are all institutional investors from the U.S. and Europe. The total gross proceeds from the private placement were $8,958,000, including $777,000 in conversion of notes and accrued interest, and the remainder in cash.

     The private placement is expected to be completed in two closings. In the first closing 6,936,142 Common Shares and warrants to purchase an equal number of shares of common stock were issued in exchange for gross proceeds of $5,716,000 in cash and conversion of $543,000 of short-term notes and accrued interest payable. The second closing, for which commitments have been received and funds relating thereto have been placed in escrow is expected to yield gross proceeds of $2,465,000 in cash and conversion of $234,000 of short-term notes and accrued interest payable. The release to the Company of the proceeds from the second closing is subject to approval by the shareholders of an increase in the number of authorized common shares. This proposal will be considered by the shareholders at the Company's annual meeting scheduled to be held in July 1998.

     A copy of the press release with respect to the sale of common stock and warrants is attached as an exhibit to this report. The forms of Common Stock and Warrant Subscription Agreement, Warrant to Purchase Common Stock, Registration Rights Agreement and Escrow Agreement are substantially as attached as exhibits to this report.

     All securities mentioned in this report will not be or have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

     Certain of the matters discussed in this report and the attached press release are forward-looking statements that involve risks and uncertainties, including the Company's ability to complete the second tranche of private financing, timely development and market acceptance of new products, the impact of competitive products and pricing, economic conditions, and other risks detailed from time to time in the Company's SEC reports. These factors could cause actual results to differ materially from those described in any forward-looking statements.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS
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     (c)  Exhibits
          --------

     Exhibit 99.1  Press Release, dated May 6, 1998.

     Exhibit 99.2  Form of Common Stock and Warrant Subscription Agreement

     Exhibit 99.3  Form of Warrant to Purchase Common Stock

     Exhibit 99.4  Form of Registration Rights Agreement

     Exhibit 99.5  Form of Escrow Agreement.

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 6, 1998                                   OXIS INTERNATIONAL, INC.
                                                     (Registrant)


                                                     s/  Jon S. Pitcher
                                               ---------------------------------
                                                     Chief Financial Officer and
                                                     Vice President

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                                 EXHIBIT INDEX


                                                                           Page
Exhibit                                                                   Number
-------                                                                   ------
  Exhibit 99.1  Press Release, dated May 6, 1998                            6

  Exhibit 99.2  Form of Common Stock and Warrant Subscription Agreement

  Exhibit 99.3  Form of Warrant to Purchase Common Stock

  Exhibit 99.4  Form of Registration Rights Agreement

  Exhibit 99.5  Form of Escrow Agreement